Retirement Benefits	12 Months Ended
Dec. 31, 2015
Compensation and Retirement Disclosure [Abstract]
Retirement Benefits Disclosure

25.       Retirement benefits

The Company makes contributions to defined contribution retirement plans that together cover substantially all employees. The level of the Company's contribution is fixed at a set percentage of each employee's pay.

Company contributions to personal defined contribution pension plans totaled $52.3 million, $49.8 million and $45.7 million for the years to December 31, 2015, 2014 and 2013, respectively, and were charged to operations as they became payable.